Investor Presentation November 2009 .... a leader in creating innovative engineered material solutions and services to make our customers competitive on a global basis .... while enhancing earnings growth, shareholder value, and stability ... by broadening technology, market, and geographic reach Exhibit 99.1

2 Forward-Looking Statements These slides contain (and the accompanying oral discussion will contain) "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve profitability, significant cyclical fluctuations in our customers' businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently these forward-looking statements should be regarded as the Company's current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

3 Brush Engineered Materials Inc. Profile A leading manufacturer of high performance specialty engineered materials and services ... an enabling materials technology company Four segments ... with operations, service centers and major office locations in North America, Europe and Asia Serving long-term growth oriented global markets from consumer electronics to heavy mining equipment

4 Company: Brush Engineered Materials Inc. founded 1931, publicly traded since 1956 NYSE Ticker: BW Shares Outstanding: Approximately 20.2 million at 10/02/09 Market Cap: Approximately $462 million at 10/02/09 Component of: S&P Super Composite 1500, Russell 2000 S&P Small Cap 600 Annual Revenue: $910 million @ 12/31/08 YTD Q3 2009 Revenue: $500 million @ 10/02/09 YTD Q3 Diluted EPS: $(0.44) which includes a net inventory valuation charge, severance costs due to manpower reductions and a pension benefit resulting from the reduction in workforce Debt to Total Capitalization: 12% at 10/02/09 Overview

BEM....the transformation From Metals & Mining through Specialty Metals to Advanced Materials From an "old industrial" to a "new age technology" company 5

BEM....the transformation Broaden the base...focused on > GDP opportunities new technologies new markets new products expanded geography Target fastest growing segments of fast growing markets First Priority.....organic growth Second Priority...."manageable" acquisitions All while building and maintaining a strong balance sheet 6

BEM....the transformation (cont.) Investments...prioritizing a targeted business model low capital intensity...both working capital and reinvestment capital high IP....technology driven business non-commodity products...high margins good growth potential in >> GDP opportunities Acquisition goals Accretive within 12 months Approximately $50 million invested per year from cash flow Use debt and equity when appropriate while maintaining quality of balance sheet and financial flexibility 7

Acquisitions 2005 OMC Shield kit cleaning services (technology buy) 2006 CERAC Inorganic chemicals ... powders and evaporative targets (optics, security, solar, semiconductor) 2007 TFT Thin film vacuum sputtered coatings 2008 Techni-Met Thin film roll to roll flexible substrate vacuum sputtered coatings (medical) 2009 Barr Assoc. Thin film optical filters (defense, aerospace, medical, energy, semiconductor, telecommunications, lighting, astronomy) 8

Barr Associates, Inc. Acquisition announced on October 23, 2009 Based in Westford, Massachusetts with approximately 300 employees in three leased facilities in the Westford area Leading manufacturer of precision thin film optical filters that enable complex technologies and components throughout the defense, aerospace, medical, energy, semiconductor, telecommunications, lighting and astronomy markets Applications include high energy lasers, thermal imaging, night vision, environmental sensing, blood analysis, DNA sequencing, surveillance, targeting, and gas and fire detection The transaction, valued at approximately $55 million, was financed with internally generated cash and proceeds of approximately $25 million from the Company's $240 million revolving line of credit Expected to be accretive to earnings in 2010 9

BEM....the transformation (cont.) Beryllium Non-Beryllium 2001 Sales 56 44 Beryllium Non-Beryllium 2009 Sales 30 70 10

11 Brush Engineered Materials - Major Business Units Alloy Be Products TMI Other WAM East 0.24 0.07 0.05 0 0.64 West North Williams Advanced Materials PVD Targets Optical Coatings Refining Electronic Packaging 64% Alloy (Cu based Be and Ni Alloys) Electronic Connectors Industrial Components 24% Be Products Defense/Aerospace Specialty Commercial Products 7% TMI (Specialty Clad and Plated Strip) Automotive Connectors Telecommunications Consumer electronics 5% YTD Q3-2009 Revenue Be and Be Composites Specialty Engineered Alloys Advanced Material Technologies and Services Engineered Material Systems

12 2008 Recap Sales of $910 million Diluted earnings per share of $0.89* Acquisition of assets of Techni-Met, Inc. for $86.5 million Techni-Met produces precision precious metal coated flexible polymeric films used in a variety of high-end applications, including diabetes diagnostic test strips Contract with government to build new beryllium pebbles plant * Includes certain non-operating items. The operating run rate is $1.44. See Reconciliation of Non-GAAP Financial Measures

Non-GAAP Financial Measures 13

14 Q-3 2009 Recap Revenue of $190.5 million or an increase of 9% from Q2 2009 Revenue improvement is primarily due to increase in demand from the consumer electronics-oriented markets Sales for Q3 and YTD 2009 were down 21% and 30%, respectively, as compared to the same periods last year Net income for Q3 2009 of $0.1 million was down $9.8 million versus Q3 2008. For the first nine months of 2009 the net loss of $8.8 million was down $30.5 million versus the same period last year Net income was $0.01 per share; up $0.05 per share diluted compared to Q2 2009 EPS: Q1 Q2 Q3 $(0.40) ($0.04) $0.01

15 Q4 2009 Outlook Order entry has continued to improve, especially in the consumer electronics-oriented markets Not much clarity; still uncertain about Q4 and beyond, but have seen signs of improvement in consumer electronics- oriented markets Expect Q4 sales to improve from Q3 levels by up to 8% Sales Range: (in millions) Q3 Estimated Q4 $190.5 $195.0-$205.0

Strength in Challenging Times Balance Sheet Revolver $240 mm committed facility, matures November 2012 Debt Debt to total capital of 12% 16

Global Leader in High Performance Engineered Materials Q3 2009 Revenue by Market 17

18 Brush Engineered Materials ... core competency Collaborating with customers worldwide to solve material application challenges ... with a focus on enabling technology and services "Own" a Niche orientation ... non-commodity Focus on global growth and service Constantly looking ahead to realign product and service portfolios toward favorable trends ... targeted to achieve strong profitable growth Employees who are passionately focused on exceeding customer expectations A common approach to markets and a common culture across our operating companies

19 Global Sales and Distribution Network Operations in the U.S. and eleven foreign countries International sales are approximately 35% of the Company Act globally ... service locally! ?-------------- Asia / Pacific ------------? ? ---------------- Europe -------------- ? ? - Exports from USA -? Singapore Korea Hong Kong UK Germany Philippines Taiwan Japan China Ireland Czech Republic

20 Strong customer collaboration ... providing enabling technology solutions and service Materials that meet design challenges requiring - Strength - Reliability - Electrical conductivity - Miniaturization - Weight reduction - Corrosion resistance - Reflectivity - Thermal conductivity Targeting profitable growth applications in growing markets Advancing the World's Technologies

21 Typical End Uses Data Storage Industrial products for Oil & Gas and Mining Medical Devices Cellular phones, i-Pods(tm) and other wireless communication devices Notebook computers and network servers Electronic components in cars and trucks Commercial Aerospace Defense

22 Applications - Cell Phones I/O Connector Contacts (Alloy): Brush 60/17410 Alloy 25/190/290 Battery Contacts (Alloy): Brush 60 Alloy 25/190/290 Internal Antenna Contacts (Alloy): Brush 60/17410 Alloy 25/190/290 Grounding Clips and Audio Jacks (Alloy): Brush 60 Alloy 25/190/290 Micro Mezzanine Connectors for LCD Screen (Alloy): Brush 60 Internal Electronics (WAM): Thin Film Materials - Power amplifiers, SAW and BAW devices, filters, and IC's Frame Lid Assemblies for SAW Thin Film Material for backlight applications using LED technology Shield Cleaning Other Cell Phone Applications: Circuit Board and IC Inspection (Electrofusion/ Be Products): PF-60 Be; IF-1 Be; AlBeMet 162 RoHS Compliance Assurance (Electrofusion): PF-60 Be; IF-1 Be

Applications - Photovoltaic (Solar) Technology: Amorphous Silicon (a-Si, tandem and multi- junction) Thin Film (PVD) Materials Silicon based photovoltaic cells Front and back contact layers TCO Transparent Conductive Oxide layers Technology: Cadmium Telluride (CdTe) Thin Film (PVD) Materials Cadmium based solar cell architecture. N and P type Cadmium Semiconductor materials TCO Transparent Conductive Oxide layers Front and Back-contact layers Technology: Copper Indium Gallium Selenide (CIGS) Thin Film (PVD) Materials as well as Powders for Printing CIGS applications Copper Indium Gallium Selenide thin film and screen printing applications for flexible and rigid solar cells. Technology: Concentrator Photovoltaic (CPV) Thin Film (PVD) Materials Solar technology based on concentrating Solar rays into a semiconductor device via large lens. Anti-Reflection Coating Materials Precious metal contact materials Micro Electronic Packaging Products: Bonding Ribbon - Au & Ag Lead-free Solders Metallized Ceramic Substrates Technology: Flexible Solar Cells / Building Integrated Photovoltaic: Thin Film Services: Solar cells built in flexible substrates to accommodate applications such as roofing tiles or defense. 23 Technology: Crystalline Silicon (Si) Interconnect Materials Front and backplane systems for high efficiency designs.

24 Thin film materials for the read/write head. (WAM) Sputtering Targets/Evaporation Materials (Precious Metals, Alloys, Non-Precious Metals, Alloys, Magnetic Materials, Heusler Alloys and Oxides) Applications - Hard Disk Drives Example - Hard Disk Drive Media PMR Material Stack Disk Drive Arm (TMI) Clad Materials (Aluminum and Stainless Alloys) Applications growing into many commercial and mobile electronic products. Thin film materials for the Disk Substrate (WAM) Sputtering targets (Precious Metals, Alloys, Non-Precious Metals, Alloys, Magnetic Materials, Oxides)

25 Applications - Oil & Gas Under Water Wellhead Equipment (Alloy): Brush Alloy 25 ToughMet(r) 3 Blow out preventers, hydraulic actuators Directional Drilling Equipment (Alloy): Brush Alloy 25 ToughMet(r) 3 MWD, LWD, MPT systems Drill Bits (Alloy): Brush Alloy 25 ToughMet(r) 3 Structural Rig Components (Alloy): ToughMet(r) 3 Wellhead Control Equipment (Alloy): Brush Alloy 25 ToughMet(r) 3 Other Oil & Gas Applications: Elemental Analysis (Electrofusion): PF-60 Be; IF-1 Be Down Hole X-Ray Inspection (Electrofusion): PS-200 Be

26 Applications - Aerospace Avionics/Electrical Systems (Alloy): Alloy 25 Airframe (Alloy): Alloy 25 Landing Gear Attachments (Alloy): Alloy 25 ToughMet(r) 3 Engine and Pylon Attachments (Alloy): Alloy 25 ToughMet(r) 3 Flight Control Mechanisms (Alloy): Alloy 25 ToughMet(r) 3 Horizontal Stabilizer & Rudder Attachments (Alloy): Alloy 25 Hydraulic Systems (Alloy): Alloy 25 Fuel Systems (Alloy): Alloy 25 Wing Attachments (Alloy): Alloy 25 Doors & Hatches (Alloy): Alloy 25 ToughMet(r) 3 Landing Gear Components (Alloy): Alloy 25 ToughMet(r) 3 Flight Attendant Jumpseat spring (Alloy): Alloy 25 Safety Slide Mechanism (Alloy): Alloy 25 Other Aerospace Applications: Baggage Inspection (Electrofusion): PF-60 Be Nondestructive Evaluation (Cracked Component Detection) (Electrofusion): PF-60 Be

27 Applications - Medical Cardiac Rhythm Management (TMI): Electronic Interconnects/Components Niobium/Titanium Electron Beam Weld Insulin Pump (Alloy): EMI Shielding Electrical Terminals in Connectors Mechanical Chips Connector Systems for equipotential grounding Seizure Control (WAM/TFT): Thin Film Deposition Implantable Electrode - Parkinson's disease (R&D) External Glucose Analysis (WAM/TFT/Techni-Met): Subcutaneous sensors for glucose measurement Subcutaneous Glucose Analysis (WAM/TFT/TechniMet): Thin Film Coatings - Electrode Monitoring device Dental X-Ray (Electrofusion): PS-200 Be X-Ray Mammography (Electrofusion): IS-50M Be Other Medical Applications: CT Scan (Electrofusion): PF-60 Be; PS-200 Be Bone X-Ray (Electrofusion): PF-60 Be Ultrasonic Scalpels (Be Products): S-200F Be Advanced Drug Delivery Components (TMI): Clad Stainless Hypodermic Components (TMI): Multigauge Stainless Diagnostic Electronic Components (TMI): Gold Plating Anesthesia Monitoring Components (TMI): Gold Plating Biopsy Instruments (TMI): Electron Weld Beam Stainless Cauterizing Electronic Scalpel (TMI): Clad Stainless

28 AMTS Corporate Thin Film Products Electronic Packaging Products Advanced Material Technologies and Services Business Structure Today and Evolving Thin Film Services Shield Cleaning Services Specialty Inorganic Materials Wheatfield, NY Ireland Czech Republic Brewster, NY Buffalo, NY Buffalo, NY Singapore Philippines Newburyport NA Windsor, CT Buellton, CA Westford, MA Buffalo, NY Milwaukee, WI Suzhou, China Additional Service Operations: Taiwan, Suzhou, Ireland, Singapore, California Operating Locations

29 Williams Advanced Materials also has broad capabilities in precious and non-precious materials Comprehensive product line High purity / proprietary PVD targets Micro-electronic packaging materials Specialty inorganic chemicals Strong end use markets Data storage Wireless/handsets Semiconductor Optical media Photonics Industry leading service and support Global sales and applications support "Best-in-class" response times Growing business in chamber services Low-cost operations in Singapore, Taiwan and the Philippines New offices in Korea, Japan, Shanghai, Czech Republic Acquisition of Techni-Met and Barr Associates Optics Medical Solar Defense

30 Key Markets - Wireless and Photonics Thin Film and Packaging materials for varied wireless and photonic applications including RF Power Amplifiers, HBT's, SAW Devices, Light Emitting Diodes (LEDs), Laser Recorders and Micro Electro Mechanical Systems (MEMS)

31 Key Markets - Semiconductor Wafer Fabrication Thin film materials and chamber services for silicon wafer and UBM (Under Bump Metallization) technologies. Numerous commercial and military microelectronic applications. Under bump metallization

32 Key Markets - Semiconductor Packaging High reliability semiconductor packaging materials. Applications focused in space, military and satellite market segments. Solder preforms and clad materials

33 New Product and Technology Development ADVANCED MATERIAL TECHNOLOGIES AND SERVICES Magnetic Media and Head Materials Under Bump Metallization (UBM) for Flip Chip FCCL Materials Visi-Lid(tm) - A transparent lid for New Photonics applications Expanded refining/chamber services supporting the thin film materials business Silver Alloys for HD-DVD and Blue Ray Disc manufacturing Solar Panel Thin Film and Concentrator Materials MEMS and Photovoltaic Packaging Materials Nanotechnology Materials High Intensity LEDs Eco-Ru(tm) Sputtering Target Optical coating materials Precious Metal Rod

34 New Product and Technology Development SPECIALTY ENGINEERED ALLOYS ToughMet(r) Alloy for High Volume Bearing Applications Cupronickel alloy rod for offshore and marine seawater systems 390E High Performance Copper Beryllium Strip Alloy for Burn in and Test Sockets (BiTS) applications BrushForm 158 and BrushForm96 Copper Nickel Tin Strip alloys for electronics and mechanical spring BE AND BE COMPOSITES High Purity Beryllium Truextent(tm) speaker domes ENGINEERED MATERIAL SYSTEMS Li lon Battery Interconnects Solar panel interconnects Nitonal processing (medical)

35 Physical Vapor Deposition (PVD) Process

36 World's only Fully Integrated Beryllium Producer Bertrandite Ore Mining & Extraction Delta, UT Casting, Rolling & Finishing Elmore, OH Thin Gauge Rolling & Finishing Reading, PA Service & Distribution Centers Global Network New Beryllium Pebbles Plant underway with DOD Title III funding, targeted for completion in 2010

37 Strip Alloy Applications (strength, conductivity, spring characteristics ... typically 1% to 2% Beryllium) Current Carrying Springs and Relays Integrated Circuitry Sockets Electrical and Electronic Connectors Air Bag Sensors Pressure Responsive Devices Fire Extinguisher Sprinkler Heads EMI shielding Appliance Switches Reliability and Miniaturization

38 Bulk Alloy Applications (strength, corrosion resistance, non-galling, conductivity ... typically 1% to 2% Beryllium) Aircraft Bushings Heavy Equipment Bearing and Wear Applications Oilfield well drilling, completion and production equipment Plastic Injection & Blow Molds Power Generation Tooling for Metalworking Undersea/Marine Housings for Telecom & Instrumentation Welding Electrodes & Dies

39 Toughmet(r) - a new unique solution for the most challenging wear and load conditions Oil & Gas...deeper drilling...tougher conditions Rotary steering drills Sour well drilling and completion tools Sub-sea control valves Blow-out preventions Heavy equipment ... larger equipment ... critical uptime Critical bearings in mining and construction Large vehicle drive trains Industrial pumps Manufacturing equipment bearings Aerospace ... larger planes ... heavier loads Landing gear, wheels, and braking systems Airframe attachments Fluid power systems, actuators Boeing 777, 787; Airbus 380, 350 Military - JSF35, Airbus 400M Confidence Weight Reduction Uptime Replacing bronze, stainless, and nickel alloys ... strength, lubricity, and wear resistance

40 Beryllium Products - Applications (lightweight, strength, dimensional, stability...typically 40% to 100% Beryllium) - Optical mirrors for NASA space-based telescopes - Infrared sensors for fighter jet optical targeting, radar and navigation/guidance systems and special ops (FLIR) -Structural and electronic components for satellites -X-ray windows in medical, security and commercial imaging systems -Diaphragms for commercial and concert quality speaker systems

41 Technical Materials, Inc. - solving customers' problems with engineered strip metals Mill Products Specialty cladding and inlay Electron beam welding of dissimilar materials Profiling shapes by milling and/or grinding Close tolerance rolling Electroplating Precious and non-precious metals Overall and selective stripe capabilities Combination with current TMI technologies Automotive, Telecom/Computer, Medical, Energy Disk Drive Arms Automotive Control Components Specialty Electronic Connectors

42 BEM - Execution Initiatives Profitable organic growth through new products, new applications, and new services Close collaboration with customers Expansion of international base and sales Broaden markets and technology Leverage above through "smart" acquisitions No let up in manufacturing excellence ... Lean Sigma process Increasing shareholder value Having the ability and passion to thrive on change !!!

43 2000 2001 2002 2003 2004 2005 2006 2007 2008 564 473 373 401 496 541 763 956 909.7 Annual Revenue: Historical Our diversification and value creation initiatives are leading to strong growth in revenue and profitability Growth % 24% -16% -21% +8% +24% +9% +41% +25% -5% Telecom Crash

44 Our ongoing value creation initiatives are focused in three key areas Growth Expanding and diversifying the revenue base Targeting profitable niche growth applications in growing markets New product innovation and service Ongoing global expansion Strategic acquisitions, fast accretion Margin Improvement Lean Sigma-driven operating efficiency improvement New higher value added products Cost reductions Fixed and Working Capital Utilization Inventory turn improvement Lean Sigma-driven factory utilization gains

45 Strategic Highlights The Company is well positioned; strong balance sheet and revolver capacity to operate in this severe economic environment and to take advantage of strategic opportunities as they arise Strong, diverse set of markets served Global market reach New products and services ... a culture of innovation Niche-oriented product offerings Acquisitions adding to growth and earnings Focus on manufacturing excellence resulting in improved operations Strong cash flow

Vision · Mission · Values 46 Vision We will be a leader in creating innovative engineered material solutions and services that make our customers competitive in global markets Mission ...in support of our vision: We bring value to our customers, globally, through innovative technology, service, and collaboration Our employees are passionately focused on exceeding customers' expectations We are committed to build a strong financial future for our employees and shareholders, striving to consistently grow revenues and earnings We are driven to continuously improve our supply chain, creating the highest value for our customers while reducing costs...using Lean Six Sigma We design, manufacture, and distribute our products in a safe, environmentally responsible manner Values ...We believe in a set of individual and team values, where: Each of us is committed to safety as our first priority We are committed to the highest standard of ethics and integrity in our business affairs We conduct ourselves with honesty and respect among our fellow employees, customers, suppliers, shareholders, and our communities We are proactive stewards of the safe use of our materials We share a trust among our employees that encourages aggressive performance commitments We have the authority, individually and in teams, to achieve our goals We embrace change and reject complacency We are committed to strengthen the organization by attracting and developing talented, dedicated individuals We collaborate with our customers and suppliers to create higher value We are involved in the betterment of our communities